UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23312)

Tidal Trust III
(Exact name of registrant as specified in charter)

234 West Florida Street, Suite 700

Milwaukee, Wisconsin 53204
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal Trust III
234 West Florida Street, Suite 700

Milwaukee, Wisconsin 53204
(Name and address of agent for service)

(844) 986-7700

Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period: February 28, 2026

Item 1. Reports to Stockholders.

VistaShares Target 15 Berkshire Select Income ETF Tailored Shareholder Report

annual shareholder report February 28, 2026

VistaShares Target 15 Berkshire Select Income ETF

TICKER: OMAH (Listed on NYSE Arca, Inc.)

This annual shareholder report contains important information about the VistaShares Target 15 Berkshire Select Income ETF (the "Fund") for the period March 4, 2025 (the Fund's "Inception") to February 28, 2026. You can find additional information about the Fund at www.vistashares.com. You can also request this information by contacting us at (844) 875-2288 or by writing to VistaShares Target 15 Berkshire Select Income ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201‑0701.

What were the Fund costs since inception?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
VistaShares Target 15 Berkshire Select Income ETF	$100	0.98%

Cumulative Performance

(Initial Investment of $10,000)

VistaShares Target 15 Berkshire Select Income ETF - $10,666
S&P 500 TR - $12,055
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
3/4/2025
3/31/2025
4/30/2025
5/31/2025
6/30/2025
7/31/2025
8/31/2025
9/30/2025
10/31/2025
11/30/2025
12/31/2025
1/31/2026
2/28/2026

Annual Performance

Since Inception (3/4/2025)
VistaShares Target 15 Berkshire Select Income ETF	6.61%
S&P 500 TR	20.55%

The Fund's past performance is not a good indicator of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Visit www.vistashares.com for more recent performance information.

How did the Fund perform during the fiscal year ended December 31, 2025?

During the fiscal year ended December 31, 2025, the VistaShares Target 15™ Berkshire Select Income ETF (“OMAH” or the “Fund”) delivered strong results relative to its peer group within the options-based income ETF category. OMAH launched during the first quarter of 2025 and rapidly accumulated assets, growing from initial net assets of approximately $5.4 million at the end of March 2025 to approximately $682.9 million by December 31, 2025. This trajectory made OMAH one of the most rapidly growing options income ETFs of its launch vintage.

OMAH seeks to provide core equity exposure through a portfolio comprised of Berkshire Hathaway (BRK.B) and its top 20 publicly disclosed holdings, while generating monthly income through an options-based investment strategy targeting 15% annual income, distributed monthly. The Fund is not affiliated with Berkshire Hathaway or Warren Buffett. Throughout the fiscal year, the Fund pursued its investment objective by maintaining broad equity exposure to a high-quality, concentrated portfolio of businesses associated with Berkshire Hathaway’s documented investment approach, while layering an options overlay strategy intended to produce consistent monthly distributions.

The Fund experienced substantial net inflows across each quarter of 2025, reflecting growing investor interest in the combination of Berkshire Hathaway-style equity exposure and income generation. Net inflows reached approximately $303.8 million in Q2 2025, approximately $272.0 million in Q3 2025, and approximately $101.6 million in Q4 2025. Market price performance generally tracked the Fund’s net asset value, consistent with the Fund’s design as an exchange-traded product.

VistaShares Target 15 Berkshire Select Income ETF Tailored Shareholder Report

What factors influenced the Fund’s performance?

Core equity exposure to Berkshire Hathaway and its disclosed holdings.

OMAH maintains a core equity portfolio modeled on Berkshire Hathaway (BRK.B) and its top 20 publicly disclosed equity holdings—a concentrated set of large-cap, predominantly U.S.-based businesses spanning financial services, consumer staples, energy, and industrials. This underlying portfolio composition tended to benefit from the market’s rotation toward quality, value-oriented equities during portions of the fiscal year. The Fund’s equity exposure provided a measure of relative stability compared to higher-beta or more growth-oriented options income strategies, particularly during periods of heightened market volatility.

Options overlay strategy and income generation.

The Fund employed an options-based strategy targeting approximately 15% annual income, distributed on a monthly basis. The options overlay was designed to monetize implied volatility in the underlying equity holdings while retaining broad participation in the core equity portfolio. During the fiscal year, options premiums and the Fund’s distribution activity were influenced by broader equity market volatility levels, interest rate movements, and investor demand for income-oriented solutions. The Adviser managed the overlay with the aim of maintaining distribution consistency while seeking to avoid undue erosion of the Fund’s net asset value over time. There is no guarantee the Fund will make a distribution in any given month, and distribution amounts may vary.

Market environment and quality-factor performance.

Shifts in interest rates, macroeconomic expectations, and equity market sentiment shaped the performance environment throughout 2025. Berkshire Hathaway and its principal disclosed holdings—including large positions in financial institutions and consumer brands—demonstrated resilience during periods of heightened rate sensitivity and economic uncertainty. The quality characteristics of the underlying portfolio, including strong balance sheets, durable free cash flow generation, and minimal leverage at the underlying business level, contributed to relatively stable net asset value performance across the fiscal year.

Rapid AUM growth and portfolio management.

OMAH’s rapid growth in assets under management—from approximately $5.4 million at the end of its launch month to approximately $682.9 million at December 31, 2025—required active management of cash flows associated with creation and redemption activity. The Adviser managed portfolio transitions and inflow deployment with the objective of maintaining alignment with the Fund’s investment mandate throughout periods of significant asset growth. OMAH represented the largest concentration of assets within the VistaShares platform by December 31, 2025, constituting approximately 79% of total firm AUM, which underscores the investor interest in the Fund’s Target 15™ income strategy applied to a Berkshire Hathaway-focused equity portfolio.

Portfolio construction and rebalancing.

The Adviser maintained a rules-based portfolio construction methodology designed to reflect the top 20 publicly disclosed holdings of Berkshire Hathaway, along with a direct position in Berkshire Hathaway (BRK.B) itself. Periodic portfolio rebalancing was conducted to reflect updates in Berkshire Hathaway’s disclosed position changes and to manage any drift in the relative weights of individual holdings. The rebalancing process was managed with attention to transaction costs, liquidity, and the Fund’s ongoing options activity to preserve alignment with the Fund’s investment objective across changing market conditions.

VistaShares Target 15 Berkshire Select Income ETF Tailored Shareholder Report

Key Fund Statistics

(as of February 28, 2026)

Fund Size (Thousands)	$688,503
Number of Holdings	101
Total Advisory Fee	$3,960,945
Portfolio Turnover Rate	34%

What did the Fund invest in?

(as of February 28, 2026)

Sector Type - Investments

(% of total net assets)

Top Ten Holdings	(% of Total Net Assets)
Apple, Inc.	10.2
Berkshire Hathaway, Inc. - Class B	10.1
American Express Co.	8.4
Coca-Cola Co.	5.5
Occidental Petroleum Corp.	5.4
Moody's Corp.	4.9
DaVita, Inc.	4.8
Chevron Corp.	4.7
Kraft Heinz Co.	4.7
Alphabet, Inc. - Class A	4.6

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit www.vistashares.com.

Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

VistaShares Target 15 USA Quality Income ETF Tailored Shareholder Report

annual Shareholder Report February 28, 2026

VistaShares Target 15 USA Quality Income ETF

TICKER: QUSA (Listed on NYSE Arca, Inc.)

This annual shareholder report contains important information about the VistaShares Target 15 USA Quality Income ETF (the "Fund") for the period May 5, 2025 (the Fund's "Inception") to February 28, 2026. You can find additional information about the Fund at www.vistashares.com. You can also request this information by contacting us at (844) 875-2288 or by writing to VistaShares Target 15 USA Quality Income ETF, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201‑0701.

What were the Fund costs since inception?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
VistaShares Target 15 USA Quality Income ETF	$81	0.97%

Cumulative Performance

(Initial Investment of $10,000)

VistaShares Target 15 USA Quality Income ETF - $10,316
S&P 500 TR - $12,302
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
5/5/2025
5/31/2025
6/30/2025
7/31/2025
8/31/2025
9/30/2025
10/31/2025
11/30/2025
12/31/2025
1/31/2026
2/28/2026

Annual Performance

Since Inception (5/5/2025)
VistaShares Target 15 USA Quality Income ETF	3.15%
S&P 500 TR	23.02%

The Fund's past performance is not a good indicator of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Visit www.vistashares.com for more recent performance information.

How did the Fund perform during the fiscal year ended December 31, 2025?

During the fiscal year ended December 31, 2025, the VistaShares Target 15™ USA Quality Income ETF (“QUSA” or the “Fund”) completed its first full period of operations following its launch in May 2025. From initial net assets of approximately $6.2 million at inception, the Fund grew to approximately $18.3 million in assets under management by December 31, 2025. QUSA is part of the VistaShares Target 15™ options income ETF suite and seeks to provide core equity exposure to a quality-tilted universe of U.S. equities while generating monthly income through an options-based investment strategy targeting 15% annual income, distributed monthly.

The Fund’s market price generally tracked its net asset value over the period, consistent with its structure as an exchange-traded product. Performance was driven by the interplay of the Fund’s underlying equity portfolio—focused on U.S. large-cap companies with identifiable quality characteristics including earnings stability, balance sheet strength, and consistent profitability—and the options overlay strategy designed to generate monthly distributions. The Fund reached its peak AUM of approximately $19.8 million in September 2025 before experiencing modest net outflows in the fourth quarter as investor flows within the options income ETF category shifted. The Fund closed the fiscal year at approximately $18.3 million in net assets.

Net inflows were strongest in the second quarter of 2025 following the Fund’s May launch, with approximately $12.0 million in net new assets raised in Q2 2025. The Fund added approximately $7.8 million in net new assets during Q3 2025. The fourth quarter of 2025 saw modest net outflows of approximately $1.6 million, reflecting normal flow variability in an early-stage fund navigating a competitive options income ETF landscape.

What factors influenced the Fund’s performance?

Quality-factor equity exposure in a selective market environment.

QUSA targets a core equity portfolio comprised of U.S. large-cap companies selected for demonstrable quality attributes, including strong and consistent earnings generation, conservative balance sheet management, and durable competitive positioning. Throughout 2025, the equity market underwent periods of sector rotation and valuation reassessment, particularly as interest rate policy evolved and growth expectations were recalibrated. The Fund’s orientation toward quality-factor equities provided relative support during periods of broader market stress, as investors continued to demonstrate selective preference for companies with visible earnings streams and lower financial leverage. Quality tilts within U.S. large-cap equities generally proved resilient across the fiscal year, providing a constructive backdrop for the Fund’s underlying equity portfolio.

Options overlay strategy and monthly income generation.

The Fund employed an options-based strategy seeking to generate approximately 15% in annual income, distributed to shareholders on a monthly basis. The Adviser applied the options overlay to the Fund’s underlying quality equity portfolio with the objective of harvesting implied volatility premiums while retaining broad equity participation. The level of options income achievable at any point during the period was influenced by prevailing implied volatility conditions, changes in interest rates, and the composition of the underlying equity portfolio. The Adviser actively managed the options strategy with attention to premium levels and the Fund’s distribution consistency goals. There is no guarantee the Fund will make a distribution in any given month, and distribution amounts may vary.

Interest rate sensitivity and the income-seeking investor environment.

The broader environment for income-generating investment products was shaped throughout 2025 by evolving Federal Reserve policy, persistent uncertainty around the trajectory of interest rates, and continued strong demand from retail investors seeking regular monthly income. Options income ETFs as a category continued to attract significant investor attention during this period. QUSA competed for assets within this growing universe of income-oriented ETF products. The Fund’s positioning as a quality-anchored U.S. equity income solution differentiated it from strategies with more concentrated single-stock or sector-specific exposures, though the competitive landscape for options income products also intensified across the year.

U.S. equity market performance and sector dynamics.

U.S. large-cap equity markets experienced meaningful dispersion across sectors in 2025, with periods of concentrated performance in technology and AI-adjacent names alongside more muted results in traditional value and defensive sectors. The Fund’s quality-focused equity portfolio, oriented toward broad U.S. large-cap exposure with an emphasis on balance sheet integrity and earnings consistency, was subject to these market dynamics. Returns from the equity component of the portfolio varied across quarters as sector leadership rotated. The options overlay contributed to overall Fund performance throughout the year by monetizing volatility premiums inherent in the underlying equity positions, partially offsetting periods where core equity performance was more subdued.

Portfolio construction and rebalancing.

The Adviser maintained a rules-based portfolio construction methodology designed to identify and hold U.S. equities exhibiting quality characteristics consistent with the Fund’s investment objective. Periodic portfolio rebalancing was conducted to manage individual position drift, respond to changes in the quality characteristics of eligible securities, and ensure ongoing alignment with the Fund’s investment mandate. Rebalancing activity was managed with consideration for transaction costs, liquidity conditions, and the Fund’s concurrent options positions. As an early-stage fund, QUSA also managed inflows and deployment of new assets throughout the fiscal year with attention to minimizing market impact and maintaining the integrity of the options overlay strategy.

VistaShares Target 15 USA Quality Income ETF Tailored Shareholder Report

Key Fund Statistics

(as of February 28, 2026)

Fund Size (Thousands)	$17,746
Number of Holdings	98
Total Advisory Fee	$119,306
Portfolio Turnover Rate	175%

What did the Fund invest in?

(as of February 28, 2026)

Sector Type - Investments

(% of total net assets)

Top Ten Holdings	(% of Total Net Assets)
Apple, Inc.	6.2
NVIDIA Corp.	5.9
Caterpillar, Inc.	5.7
Netflix, Inc.	5.4
Walmart, Inc.	5.3
Costco Wholesale Corp.	5.2
Microsoft Corp.	5.1
Berkshire Hathaway, Inc. - Class B	5.1
Procter & Gamble Co.	4.6
Broadcom, Inc.	4.6

For additional information about the Fund, including its prospectus, financial information, holdings and proxy voting information, visit www.vistashares.com.

Householding

Householding is an option available to certain investors of the Fund. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Fund is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Monica Byrd is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

VistaShares Target 15 Berkshire Select Income ETF

	FYE 2/28/2026	FYE 2/28/2025
( a ) Audit Fees	$11,000	N/A
( b ) Audit-Related Fees	N/A	N/A
( c ) Tax Fees	$3,000	N/A
( d ) All Other Fees	N/A	N/A

VistaShares Target 15 USA Quality Income ETF

	FYE 2/28/2026	FYE 2/28/2025
( a ) Audit Fees	$11,000	N/A
( b ) Audit-Related Fees	N/A	N/A
( c ) Tax Fees	$3,000	N/A
( d ) All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2026	FYE 2/28/2025
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 2/28/2026	FYE 2/28/2025
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

(j) The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Monica Byrd, Lawrence Jules, Ethan Powell and Pamela Cryton.

(b) Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included within the financial statements filed under Item 7 of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Financial Statements

February 28, 2026

Tidal Trust III

VistaShares Target 15 Berkshire Select Income ETF	OMAH	NYSE Arca, Inc.

VistaShares Target 15 USA Quality Income ETF	QUSA	NYSE Arca, Inc.

VistaShares ETFs

VistaShares Target 15 Berkshire Select Income ETF

Schedule of Investments

February 28, 2026

COMMON STOCKS - 100.4%	Shares	Value
Banking - 4.6%
Bank of America Corp.	630,378	$31,411,736

Consumer Staple Products - 13.2%
Coca-Cola Co.	461,401	37,631,866
Constellation Brands, Inc. - Class A	133,880	21,134,297
Kraft Heinz Co.	1,314,127	32,340,665
		91,106,828
Financial Services - 21.7%
American Express Co.	186,973	57,755,960
Capital One Financial Corp.	67,939	13,291,586
Mastercard, Inc. - Class A	38,485	19,904,827
Moody's Corp.	69,957	33,410,764
Visa, Inc. - Class A	78,389	25,095,454
		149,458,591
Health Care - 6.8%
DaVita, Inc.(a)	209,607	32,761,574
UnitedHealth Group, Inc.	48,033	14,086,638
		46,848,212
Insurance - 14.7%
Berkshire Hathaway, Inc. - Class B(a)	137,224	69,291,259
Chubb Ltd.	93,215	31,773,265
		101,064,524
Media - 11.5%
Alphabet, Inc. - Class A	102,125	31,838,490
Sirius XM Holdings, Inc.	1,157,781	25,424,871
VeriSign, Inc.	96,061	21,896,144
		79,159,505
Oil & Gas - 10.1%
Chevron Corp.	173,465	32,396,323
Occidental Petroleum Corp.	696,473	36,968,787
		69,365,110
Retail & Wholesale - Discretionary - 3.3%
Amazon.com, Inc.(a)	110,217	23,145,570

Retail & Wholesale - Staples - 4.3%
Kroger Co.	435,085	29,690,200

Tech Hardware & Semiconductors - 10.2%
Apple, Inc.	265,623	70,172,285

TOTAL COMMON STOCKS (Cost $658,164,660)		691,422,561

The accompanying notes are an integral part of these financial statements.

PURCHASED OPTIONS - 0.8%(a)(b)(c)(d)	Notional Amount	Contracts	Value
Call Options - 0.8%
Alphabet, Inc., Expiration: 3/13/2026; Exercise Price: $325.00	$29,149,560	935	237,490
Alphabet, Inc., Expiration: 3/20/2026; Exercise Price: $340.00	2,681,136	86	10,965
Amazon.com, Inc., Expiration: 3/6/2026; Exercise Price: $217.50	23,142,000	1,102	119,567
American Express Co., Expiration: 3/6/2026; Exercise Price: $335.00	895,810	29	1,638
American Express Co., Expiration: 3/13/2026; Exercise Price: $340.00	56,837,600	1,840	195,040
Apple, Inc., Expiration: 3/6/2026; Exercise Price: $272.50	343,434	13	1,307
Apple, Inc., Expiration: 3/20/2026; Exercise Price: $310.00	422,688	16	80
Apple, Inc., Expiration: 3/20/2026; Exercise Price: $295.00	69,400,086	2,627	55,167
Bank of America Corp., Expiration: 3/6/2026; Exercise Price: $52.00	31,407,849	6,303	97,697
Berkshire Hathaway, Inc., Expiration: 3/6/2026; Exercise Price: $512.50	68,168,250	1,350	448,875
Berkshire Hathaway, Inc., Expiration: 3/6/2026; Exercise Price: $502.50	1,110,890	22	18,150
Capital One Financial Corp., Expiration: 3/6/2026; Exercise Price: $202.50	13,088,316	669	123,765
Capital One Financial Corp., Expiration: 3/13/2026; Exercise Price: $215.00	195,640	10	1,100
Chevron Corp., Expiration: 3/6/2026; Exercise Price: $192.50	32,384,184	1,734	228,021
Chubb Ltd., Expiration: 3/20/2026; Exercise Price: $350.00	886,236	26	7,345
Chubb Ltd., Expiration: 3/20/2026; Exercise Price: $340.00	30,881,916	906	638,730
Coca-Cola Co., Expiration: 3/6/2026; Exercise Price: $84.00	37,631,784	4,614	69,210
Constellation Brands, Inc., Expiration: 3/6/2026; Exercise Price: $165.00	2,020,608	128	5,760
Constellation Brands, Inc., Expiration: 3/13/2026; Exercise Price: $167.50	18,785,340	1,190	101,150
Constellation Brands, Inc., Expiration: 3/20/2026; Exercise Price: $180.00	315,720	20	750
DaVita, Inc., Expiration: 3/20/2026; Exercise Price: $160.00	32,760,480	2,096	817,440
Kraft Heinz Co., Expiration: 3/6/2026; Exercise Price: $25.50	32,340,001	13,141	98,557
Kroger Co., Expiration: 3/6/2026; Exercise Price: $72.00	29,684,400	4,350	289,275
Mastercard, Inc., Expiration: 3/6/2026; Exercise Price: $512.50	206,884	4	4,220
Mastercard, Inc., Expiration: 3/13/2026; Exercise Price: $525.00	982,699	19	13,870
Mastercard, Inc., Expiration: 3/20/2026; Exercise Price: $565.00	18,671,281	361	31,407
Moody's Corp., Expiration: 3/20/2026; Exercise Price: $510.00	29,515,062	618	123,600
Moody's Corp., Expiration: 3/20/2026; Exercise Price: $500.00	429,831	9	3,420
Moody's Corp., Expiration: 3/20/2026; Exercise Price: $480.00	3,438,648	72	79,200
Occidental Petroleum Corp., Expiration: 3/6/2026; Exercise Price: $55.00	36,370,416	6,852	411,120
Occidental Petroleum Corp., Expiration: 3/6/2026; Exercise Price: $53.00	594,496	112	14,784
Sirius XM Holdings, Inc., Expiration: 3/6/2026; Exercise Price: $22.00	390,888	178	6,230
Sirius XM Holdings, Inc., Expiration: 3/13/2026; Exercise Price: $23.50	25,032,204	11,399	125,389
UnitedHealth Group, Inc., Expiration: 3/13/2026; Exercise Price: $292.50	14,076,960	480	312,000
VeriSign, Inc., Expiration: 3/20/2026; Exercise Price: $240.00	4,262,478	187	30,855
VeriSign, Inc., Expiration: 3/20/2026; Exercise Price: $230.00	17,619,762	773	409,690
Visa, Inc., Expiration: 3/6/2026; Exercise Price: $340.00	24,458,696	764	9,168
Visa, Inc., Expiration: 3/6/2026; Exercise Price: $322.50	256,112	8	2,432
Visa, Inc., Expiration: 3/20/2026; Exercise Price: $335.00	352,154	11	2,420
			5,146,884
TOTAL PURCHASED OPTIONS (Cost $4,566,508)			5,146,884

The accompanying notes are an integral part of these financial statements.

SHORT TERM INVESTMENTS - 0.5%	Shares	Value
Money Market Funds - 0.5%
First American Government Obligations Fund - Class X, 3.60%(e)	3,637,751	3,637,751

TOTAL SHORT TERM INVESTMENTS (Cost $3,637,751)		3,637,751

TOTAL INVESTMENTS - 101.7% (Cost $666,368,919)		$700,207,196
Liabilities in Excess of Other Assets - (1.7)%		(11,704,431)
TOTAL NET ASSETS - 100.0%		$688,502,765

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Exchange-traded.

(c)	100 shares per contract.

(d)	Held in connection with written option contracts. See Schedule of Written Options Contracts for further information.

(e)	The rate shown represents the 7-day annualized effective yield as of February 28, 2026.

The accompanying notes are an integral part of these financial statements.

VistaShares Target 15 Berkshire Select Income ETF

Schedule of Written Options Contracts

February 28, 2026

	Notional
WRITTEN OPTIONS - (1.7)%(a)(b)	Amount	Contracts	Value
Call Options - (1.7)%
Alphabet, Inc., Expiration: 3/13/2026; Exercise Price: $315.00	$(29,149,560)	(935)	$(549,313)
Alphabet, Inc., Expiration: 3/20/2026; Exercise Price: $325.00	(2,681,136)	(86)	(35,905)
Amazon.com, Inc., Expiration: 3/6/2026; Exercise Price: $212.50	(22,932,000)	(1,092)	(296,478)
Amazon.com, Inc., Expiration: 3/6/2026; Exercise Price: $210.00	(210,000)	(10)	(3,950)
American Express Co., Expiration: 3/6/2026; Exercise Price: $330.00	(895,810)	(29)	(2,755)
American Express Co., Expiration: 3/13/2026; Exercise Price: $330.00	(56,837,600)	(1,840)	(455,400)
Apple, Inc., Expiration: 3/6/2026; Exercise Price: $267.50	(343,434)	(13)	(3,328)
Apple, Inc., Expiration: 3/20/2026; Exercise Price: $290.00	(422,688)	(16)	(616)
Apple, Inc., Expiration: 3/20/2026; Exercise Price: $280.00	(69,400,086)	(2,627)	(375,661)
Bank of America Corp., Expiration: 3/6/2026; Exercise Price: $51.00	(31,407,849)	(6,303)	(226,908)
Berkshire Hathaway, Inc., Expiration: 3/6/2026; Exercise Price: $507.50	(68,168,250)	(1,350)	(756,000)
Berkshire Hathaway, Inc., Expiration: 3/6/2026; Exercise Price: $497.50	(1,110,890)	(22)	(25,300)
Capital One Financial Corp., Expiration: 3/6/2026; Exercise Price: $197.50	(13,088,316)	(669)	(260,910)
Capital One Financial Corp., Expiration: 3/13/2026; Exercise Price: $210.00	(195,640)	(10)	(1,575)
Chevron Corp., Expiration: 3/6/2026; Exercise Price: $187.50	(32,384,184)	(1,734)	(490,722)
Chubb Ltd., Expiration: 3/20/2026; Exercise Price: $335.00	(886,236)	(26)	(26,780)
Chubb Ltd., Expiration: 3/20/2026; Exercise Price: $330.00	(30,881,916)	(906)	(1,259,340)
Coca-Cola Co., Expiration: 3/6/2026; Exercise Price: $82.00	(36,661,220)	(4,495)	(238,235)
Coca-Cola Co., Expiration: 3/6/2026; Exercise Price: $81.00	(970,564)	(119)	(13,268)
Constellation Brands, Inc., Expiration: 3/6/2026; Exercise Price: $160.00	(2,020,608)	(128)	(20,480)
Constellation Brands, Inc., Expiration: 3/13/2026; Exercise Price: $162.50	(18,785,340)	(1,190)	(223,125)
Constellation Brands, Inc., Expiration: 3/20/2026; Exercise Price: $170.00	(315,720)	(20)	(2,100)
DaVita, Inc., Expiration: 3/20/2026; Exercise Price: $150.00	(32,760,480)	(2,096)	(2,033,120)
Kraft Heinz Co., Expiration: 3/6/2026; Exercise Price: $25.00	(32,340,001)	(13,141)	(216,827)
Kroger Co., Expiration: 3/6/2026; Exercise Price: $71.00	(29,684,400)	(4,350)	(415,425)
Mastercard, Inc., Expiration: 3/6/2026; Exercise Price: $502.50	(206,884)	(4)	(7,030)
Mastercard, Inc., Expiration: 3/13/2026; Exercise Price: $515.00	(982,699)	(19)	(23,085)
Mastercard, Inc., Expiration: 3/20/2026; Exercise Price: $545.00	(18,671,281)	(361)	(105,412)
Moody's Corp., Expiration: 3/20/2026; Exercise Price: $490.00	(29,515,062)	(618)	(414,060)
Moody's Corp., Expiration: 3/20/2026; Exercise Price: $470.00	(429,831)	(9)	(14,760)
Moody's Corp., Expiration: 3/20/2026; Exercise Price: $460.00	(3,438,648)	(72)	(176,760)
Occidental Petroleum Corp., Expiration: 3/6/2026; Exercise Price: $54.00	(36,370,416)	(6,852)	(609,828)
Occidental Petroleum Corp., Expiration: 3/6/2026; Exercise Price: $52.00	(594,496)	(112)	(21,784)
Sirius XM Holdings, Inc., Expiration: 3/6/2026; Exercise Price: $21.50	(390,888)	(178)	(12,193)
Sirius XM Holdings, Inc., Expiration: 3/13/2026; Exercise Price: $22.50	(25,032,204)	(11,399)	(398,965)
UnitedHealth Group, Inc., Expiration: 3/13/2026; Exercise Price: $282.50	(14,076,960)	(480)	(633,600)
VeriSign, Inc., Expiration: 3/20/2026; Exercise Price: $220.00	(21,882,240)	(960)	(1,128,000)

Visa, Inc., Expiration: 3/6/2026; Exercise Price: $330.00	(24,458,696)	(764)	(65,322)
Visa, Inc., Expiration: 3/6/2026; Exercise Price: $312.50	(256,112)	(8)	(7,540)
Visa, Inc., Expiration: 3/20/2026; Exercise Price: $320.00	(352,154)	(11)	(8,690)
			(11,560,550)
TOTAL WRITTEN OPTIONS (Premiums received $10,199,049)			(11,560,550)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.

(b)	Exchange-traded.

The accompanying notes are an integral part of these financial statements.

VistaShares Target 15 USA Quality Income ETF

Schedule of Investments

February 28, 2026

COMMON STOCKS - 99.6%	Shares	Value
Consumer Staple Products - 8.0%
Coca-Cola Co.	7,420	$605,175
Procter & Gamble Co.	4,867	813,763
		1,418,938
Financial Services - 8.3%
Blackrock, Inc.	460	489,086
Mastercard, Inc. - Class A	829	428,767
Visa, Inc. - Class A	1,710	547,439
		1,465,292
Health Care - 9.6%
Abbott Laboratories, ADR	4,273	497,164
Eli Lilly & Co.	582	612,258
Johnson & Johnson	1,528	379,601
Merck & Co., Inc.	1,795	222,257
		1,711,280
Industrial Products - 11.1%
Caterpillar, Inc.	1,357	1,008,020
GE Aerospace	1,634	559,253
Lockheed Martin Corp.	620	408,010
		1,975,283
Insurance - 5.1%
Berkshire Hathaway, Inc. - Class B(a)	1,778	897,801

Media - 13.0%
Alphabet, Inc. - Class A	1,191	371,306
Alphabet, Inc. - Class C	994	309,561
Meta Platforms, Inc. - Class A	1,043	676,052
Netflix, Inc.(a)	9,904	953,161
		2,310,080
Retail & Wholesale - Staples - 10.5%
Costco Wholesale Corp.	921	930,938
Walmart, Inc.	7,296	933,523
		1,864,461
Software & Tech Services - 8.4%
Adobe, Inc.(a)	1,743	457,381
Fortinet, Inc.(a)	1,642	129,767
Microsoft Corp.	2,299	902,909
		1,490,057
Tech Hardware & Semiconductors - 25.6%(b)
Apple, Inc.	4,185	$1,105,593
Applied Materials, Inc.	1,101	409,902
Broadcom, Inc.	2,546	813,574
KLA Corp.	285	434,497
Lam Research Corp.	2,249	526,019
NVIDIA Corp.	5,958	1,055,698
QUALCOMM, Inc.	1,409	200,585
		4,545,868

TOTAL COMMON STOCKS (Cost $17,278,561)		17,679,060

The accompanying notes are an integral part of these financial statements.

PURCHASED OPTIONS - 0.9%(a)(c)(d)(e)	Notional Amount	Contracts	Value
Call Options - 0.9%
Abbott Laboratories, Expiration: 3/20/2026; Exercise Price: $122.00	$11,635	1	47
Abbott Laboratories, Expiration: 3/20/2026; Exercise Price: $120.00	477,035	41	4,203
Adobe, Inc., Expiration: 3/13/2026; Exercise Price: $267.50	446,097	17	17,170
Alphabet, Inc., Expiration: 3/6/2026; Exercise Price: $330.00	342,936	11	550
Alphabet, Inc., Expiration: 3/6/2026; Exercise Price: $330.00	280,287	9	387
Apple, Inc., Expiration: 3/20/2026; Exercise Price: $290.00	26,418	1	38
Apple, Inc., Expiration: 3/20/2026; Exercise Price: $285.00	1,056,720	40	2,980
Applied Materials, Inc., Expiration: 3/13/2026; Exercise Price: $405.00	37,230	1	415
Applied Materials, Inc., Expiration: 3/27/2026; Exercise Price: $415.00	372,300	10	7,100
Berkshire Hathaway, Inc., Expiration: 3/6/2026; Exercise Price: $512.50	858,415	17	5,653
BlackRock, Inc., Expiration: 3/6/2026; Exercise Price: $1,125.00	425,292	4	870
Broadcom, Inc., Expiration: 3/6/2026; Exercise Price: $360.00	798,875	25	6,925
Caterpillar, Inc., Expiration: 3/13/2026; Exercise Price: $800.00	965,679	13	4,453
Coca-Cola Co., Expiration: 3/6/2026; Exercise Price: $82.00	603,544	74	3,922
Costco Wholesale Corp., Expiration: 3/6/2026; Exercise Price: $1,025.00	909,711	9	12,532
Eli Lilly and Co., Expiration: 3/6/2026; Exercise Price: $1,045.00	525,995	5	12,250
Fortinet, Inc., Expiration: 3/6/2026; Exercise Price: $80.00	126,448	16	2,032
GE Aerospace, Expiration: 3/13/2026; Exercise Price: $370.00	547,616	16	1,040
Johnson & Johnson, Expiration: 3/6/2026; Exercise Price: $247.50	372,645	15	5,475
KLA Corp., Expiration: 3/20/2026; Exercise Price: $1,680.00	304,910	2	5,130
Lam Research Corp., Expiration: 3/13/2026; Exercise Price: $270.00	514,558	22	3,168
Lockheed Martin Corp., Expiration: 3/13/2026; Exercise Price: $677.50	394,848	6	5,400
Mastercard, Inc., Expiration: 3/13/2026; Exercise Price: $517.50	413,768	8	8,540
Merck & Co., Inc., Expiration: 3/13/2026; Exercise Price: $124.00	210,494	17	3,893
Meta Platforms, Inc., Expiration: 3/6/2026; Exercise Price: $685.00	648,180	10	1,020
Microsoft Corp., Expiration: 3/13/2026; Exercise Price: $415.00	864,028	22	3,476
Netflix, Inc., Expiration: 3/13/2026; Exercise Price: $89.00	28,872	3	2,490
Netflix, Inc., Expiration: 3/27/2026; Exercise Price: $105.00	923,904	96	14,304
NVIDIA Corp., Expiration: 3/20/2026; Exercise Price: $210.00	1,045,421	59	4,071
Procter & Gamble Co., Expiration: 3/6/2026; Exercise Price: $165.00	785,840	47	15,040
Procter & Gamble Co., Expiration: 3/13/2026; Exercise Price: $170.00	16,720	1	125
QUALCOMM, Inc., Expiration: 3/13/2026; Exercise Price: $157.50	199,304	14	427
Visa, Inc., Expiration: 3/6/2026; Exercise Price: $340.00	544,238	17	204
Walmart, Inc., Expiration: 3/6/2026; Exercise Price: $131.00	$921,240	72	$4,896
			160,226

TOTAL PURCHASED OPTIONS (Cost $165,855)			160,226

The accompanying notes are an integral part of these financial statements.

SHORT TERM INVESTMENTS - 1.2%	Shares	Value
Money Market Funds - 1.2%
First American Government Obligations Fund - Class X, 3.60%(f)	206,221	206,221

TOTAL SHORT TERM INVESTMENTS (Cost $206,221)		206,221

TOTAL INVESTMENTS - 101.7% (Cost $17,650,637)		$18,045,507
Liabilities in Excess of Other Assets - (1.7)%		(299,940)
TOTAL NET ASSETS - 100.0%		$17,745,567

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	Exchange-traded.

(d)	100 shares per contract.

(e)	Held in connection with written option contracts. See Schedule of Written Options Contracts for further information.

(f)	The rate shown represents the 7-day annualized effective yield as of February 28, 2026.

The accompanying notes are an integral part of these financial statements.

VistaShares Target 15 USA Quality Income ETF

Schedule of Written Options Contracts

February 28, 2026

	Notional
WRITTEN OPTIONS - (1.8)%(a)(b)	Amount	Contracts	Value
Call Options - (1.8)%
Abbott Laboratories, Expiration: 3/20/2026; Exercise Price: $117.00	$(11,635)	(1)	$(208)
Abbott Laboratories, Expiration: 3/20/2026; Exercise Price: $115.00	(477,035)	(41)	(13,202)
Adobe, Inc., Expiration: 3/13/2026; Exercise Price: $260.00	(446,097)	(17)	(23,672)
Alphabet, Inc., Expiration: 3/6/2026; Exercise Price: $320.00	(342,936)	(11)	(2,404)
Alphabet, Inc., Expiration: 3/6/2026; Exercise Price: $320.00	(280,287)	(9)	(1,778)
Apple, Inc., Expiration: 3/20/2026; Exercise Price: $275.00	(26,418)	(1)	(259)
Apple, Inc., Expiration: 3/20/2026; Exercise Price: $270.00	(1,056,720)	(40)	(17,500)
Applied Materials, Inc., Expiration: 3/13/2026; Exercise Price: $395.00	(37,230)	(1)	(675)
Applied Materials, Inc., Expiration: 3/27/2026; Exercise Price: $395.00	(372,300)	(10)	(12,600)
Berkshire Hathaway, Inc., Expiration: 3/6/2026; Exercise Price: $507.50	(858,415)	(17)	(9,520)
BlackRock, Inc., Expiration: 3/6/2026; Exercise Price: $1,105.00	(425,292)	(4)	(1,900)
Broadcom, Inc., Expiration: 3/6/2026; Exercise Price: $352.50	(798,875)	(25)	(9,750)
Caterpillar, Inc., Expiration: 3/13/2026; Exercise Price: $775.00	(965,679)	(13)	(11,277)
Coca-Cola Co., Expiration: 3/6/2026; Exercise Price: $81.00	(603,544)	(74)	(8,251)
Costco Wholesale Corp., Expiration: 3/6/2026; Exercise Price: $1,010.00	(909,711)	(9)	(18,630)
Eli Lilly and Co., Expiration: 3/6/2026; Exercise Price: $1,025.00	(525,995)	(5)	(18,650)
Fortinet, Inc., Expiration: 3/6/2026; Exercise Price: $78.00	(126,448)	(16)	(3,792)
GE Aerospace, Expiration: 3/13/2026; Exercise Price: $355.00	(547,616)	(16)	(5,016)
Johnson & Johnson, Expiration: 3/6/2026; Exercise Price: $245.00	(372,645)	(15)	(7,800)
KLA Corp., Expiration: 3/20/2026; Exercise Price: $1,600.00	(304,910)	(2)	(9,840)
Lam Research Corp., Expiration: 3/13/2026; Exercise Price: $260.00	(514,558)	(22)	(6,259)
Lockheed Martin Corp., Expiration: 3/13/2026; Exercise Price: $657.50	(394,848)	(6)	(10,350)
Mastercard, Inc., Expiration: 3/13/2026; Exercise Price: $505.00	(413,768)	(8)	(14,660)
Merck & Co., Inc., Expiration: 3/13/2026; Exercise Price: $121.00	(210,494)	(17)	(7,055)
Meta Platforms, Inc., Expiration: 3/6/2026; Exercise Price: $670.00	(648,180)	(10)	(3,150)
Microsoft Corp., Expiration: 3/13/2026; Exercise Price: $400.00	(864,028)	(22)	(12,155)
Netflix, Inc., Expiration: 3/13/2026; Exercise Price: $87.00	(28,872)	(3)	(3,007)
Netflix, Inc., Expiration: 3/27/2026; Exercise Price: $100.00	(923,904)	(96)	(26,496)
NVIDIA Corp., Expiration: 3/20/2026; Exercise Price: $197.50	(1,045,421)	(59)	(10,944)
Procter & Gamble Co., Expiration: 3/6/2026; Exercise Price: $160.00	(785,840)	(47)	(34,310)
Procter & Gamble Co., Expiration: 3/13/2026; Exercise Price: $165.00	(16,720)	(1)	(393)
QUALCOMM, Inc., Expiration: 3/13/2026; Exercise Price: $150.00	(199,304)	(14)	(1,253)
Visa, Inc., Expiration: 3/6/2026; Exercise Price: $330.00	(544,238)	(17)	(1,454)
Walmart, Inc., Expiration: 3/6/2026; Exercise Price: $128.00	(921,240)	(72)	(13,356)
			(321,566)

TOTAL WRITTEN OPTIONS (Premiums received $312,234)			(321,566)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.

(b)	Exchange-traded.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities

February 28, 2026

	VistaShares	VistaShares
	Target 15	Target 15 USA
	Berkshire Select	Quality Income
	Income ETF	ETF
ASSETS:
Investments, at value (cost $666,368,919 and $17,650,637) (Note 2)	$700,207,196	$18,045,507
Deposit at broker for option contracts	–	26,715
Dividends receivable	614,273	7,178
Cash	165,845	–
Interest receivable	9,062	310
Total assets	700,996,376	18,079,710

LIABILITIES:
Written option contracts, premium received ($10,199,049 and $312,234)	11,560,550	321,566
Payable to adviser (Note 4)	492,840	12,577
Due to broker	440,221	–
Total liabilities	12,493,611	334,143
NET ASSETS	$688,502,765	$17,745,567

NET ASSETS CONSISTS OF:
Paid-in capital	$691,984,345	$18,536,830
Total distributable earnings/(accumulated losses)	(3,481,580)	(791,263)
Total Net Assets	$688,502,765	$17,745,567

Net assets	$688,502,765	$17,745,567
Shares issued and outstanding(a)	37,525,000	975,000
Net asset value per share	$18.35	$18.20

(a)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the Period Ended February 28, 2026

	VistaShares Target 15	VistaShares Target 15 USA
	Berkshire Select Income ETF(a)	Quality Income ETF(b)
INVESTMENT INCOME:
Dividend income	$6,634,520	$155,631
Interest income	77,635	5,029
Total investment income	6,712,155	160,660

EXPENSES:
Investment advisory fee (Note 4)	3,960,945	119,306
Interest expense	111,809	2,096
Total expenses	4,072,754	121,402
NET INVESTMENT INCOME (LOSS)	2,639,401	39,258

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	726,690	(817,684)
In-kind redemptions	4,629,610	97,943
Written option contracts	(4,904,937)	267,991
Net realized gain (loss)	451,363	(451,750)
Net change in unrealized appreciation (depreciation) on:
Investments	33,838,277	394,870
Written option contracts	(1,361,501)	(9,332)
Net change in unrealized appreciation (depreciation)	32,476,776	385,538
Net realized and unrealized gain (loss)	32,928,139	(66,212)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$35,567,540	$(26,954)

(a) Inception date of the Fund was March 4, 2025.

(b) Inception date of the Fund was May 5, 2025.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	VistaShares	VistaShares
	Target 15	Target 15 USA
	Berkshire Select	Quality Income
	Income ETF	ETF
	Period Ended	Period Ended
	February 28,	February 28,
	2026(a)	2026(b)
OPERATIONS:
Net investment income (loss)	$2,639,401	$39,258
Net realized gain (loss)	451,363	(451,750)
Net change in unrealized appreciation (depreciation)	32,476,776	385,538
Net increase (decrease) in net assets resulting from operations	35,567,540	(26,954)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	(34,989,236)	(686,090)
Return of capital	(31,565,538)	(1,283,222)
Total distributions to shareholders	(66,554,774)	(1,969,312)

CAPITAL TRANSACTIONS:
Subscriptions	755,763,956	22,958,682
Redemptions	(36,345,533)	(3,218,532)
ETF transaction fees (Note 8)	71,576	1,683
Net increase (decrease) in net assets from capital transactions	719,489,999	19,741,833

NET INCREASE (DECREASE) IN NET ASSETS	688,502,765	17,745,567

NET ASSETS:
Beginning of the period	–	–
End of the period	$688,502,765	$17,745,567

SHARES TRANSACTIONS
Subscriptions	39,450,000	1,150,000
Redemptions	(1,925,000)	(175,000)
Total increase (decrease) in shares outstanding	37,525,000	975,000

(a) Inception date of the Fund was March 4, 2025.

(b) Inception date of the Fund was May 5, 2025.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout the period presented

	VistaShares Target 15 Berkshire
	Select Income ETF
	Period Ended February 28,
	2026(a)
PER SHARE DATA:

Net asset value, beginning of period	$20.00

INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.12
Net realized and unrealized gain (loss)(c)	1.10
Total from investment operations	1.22

LESS DISTRIBUTIONS FROM:
Net investment income	(1.51)
Return of capital	(1.36)
Total distributions	(2.87)

ETF transaction fees per share	0.00	%(d)
Net asset value, end of period	$18.35
TOTAL RETURN(e)	6.61%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$688,503
Ratio of expenses to average net assets(f)	0.98%
Ratio of interest expense to average net assets(f)	0.03%
Ratio of operational expenses to average net assets excluding dividends, interest, and borrowing expense on written options(f)	0.95%
Ratio of net investment income to average net assets(f)	0.63%
Portfolio turnover rate(e)(g)	34	%(e)

(a)	Inception date of the Fund was March 4, 2025.

(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the periods.

(d)	Amount represents less than $0.005 per share.

(e)	Not annualized for periods less than one year.

(f)	Annualized for periods less than one year.

(g)	Portfolio turnover rate excludes in-kind transactions, if any.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout the period presented

	VistaShares Target 15
	USA Quality Income
	ETF
	Period Ended February
	28, 2026(a)
PER SHARE DATA:

Net asset value, beginning of period	$20.00

INVESTMENTS OPERATIONS:
Net investment income (loss)(b)	0.05
Net realized and unrealized gain (loss)(c)	0.56
Total from investment operations	0.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.84)
Return of capital	(1.57)
Total distributions	(2.41)

ETF transaction fees per share	0.00	%(d)
Net asset value, end of period	$18.20
TOTAL RETURN(e)	3.15%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$17,746
Ratio of expenses to average net assets(f)	0.97%
Ratio of interest expense to average net assets(f)	0.02%
Ratio of operational expenses to average net assets excluding dividends, interest, and
borrowing expense on written options(f)	0.95%
Ratio of net investment income to average net assets(f)	0.32%
Portfolio turnover rate(e)(g)	175	%(e)

(a)	Inception date of the Fund was May 5, 2025.

(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.

(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the periods.

(d)	Amount represents less than $0.005 per share.

(e)	Not annualized for periods less than one year.

(f)	Annualized for periods less than one year.

(g)	Portfolio turnover rate excludes in-kind transactions, if any.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

February 28, 2026

NOTE 1 - ORGANIZATION

The VistaShares Target 15 Berkshire Select Income ETF (the “OMAH ETF”) and the VistaShares Target 15 USA Quality Income ETF (the “QUSA ETF”) are each non-diversified series of shares (each, a “Fund,” and collectively, the “Funds”) of beneficial interest of Tidal Trust III (the “Trust”). The Trust was organized as a Delaware statutory trust on May 19, 2016 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of each Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended. The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal Investments” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Funds and VistaShares Advisors LLC (a “Sub-Adviser” or “VistaShares”) serves as investment sub-adviser to the Funds. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services — Investment Companies.” The OMAH ETF commenced operations on March 4, 2025 and the QUSA ETF commenced operations on May 5, 2025.

The investment objective of each of the OMAH ETF and the QUSA ETF is to seek income. The secondary investment objective of each of the OMAH ETF and the QUSA ETF is to seek long term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Security Valuation - Equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on The Nasdaq Stock Market, LLC (“NASDAQ”)), including securities traded over-the-counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents each day that the Funds are open for business.

Investments in money market mutual funds are valued at each underlying fund’s published net asset value (“NAV”) per share as of the valuation time. Each underlying money market fund calculates NAV using the amortized cost method (which approximates fair value) as permitted by Rule 2a-7 under the 1940 Act.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, both long and short positions are valued at the mean between the most recent quoted bid and ask prices.

Under Rule 2a-5 of the 1940 Act, a fair value will be determined for securities for which quotations are not readily available by the Valuation Designee (as defined in Rule 2a-5) in accordance with the Pricing and Valuation Policy and Fair Value Procedures, as applicable, of the Adviser, subject to oversight by the Board. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Adviser’s Pricing and Valuation Policy and Fair Value Procedures, as applicable.

Notes to Financial Statements

February 28, 2026

Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value each Fund's investments as of February 28, 2026:

OMAH ETF
	Level 1	Level 2	Level 3	Total
Asstes:
Investments:
Common Stocks	$691,422,561	$–	$–	$691,422,561
Purchased Options	–	5,146,884	–	5,146,884
Money Market Funds	3,637,751	–	–	3,637,751
Total Investments	$695,060,312	$5,146,884	$–	$700,207,196
Liabilities:
Investments:
Written Options	$–	$(11,560,550)	$–	$(11,560,550)
Total Investments	$–	$(11,560,550)	$–	$(11,560,550)

Notes to Financial Statements

February 28, 2026

QUSA ETF
	Level 1	Level 2	Level 3	Total
Asstes:
Investments:
Common Stocks	$17,679,060	$–	$–	$17,679,060
Purchased Options	–	160,226	–	160,226
Money Market Funds	206,221	–	–	206,221
Total Investments	$17,885,281	$160,226	$–	$18,045,507
Liabilities:
Investments:
Written Options	–	(321,566)	–	(321,566)
Total Investments	$–	$(321,566)	$–	$(321,566)

Refer to the Schedules of Investments for further disaggregation of investment categories.

Derivatives Transactions - Pursuant to Rule 18f-4 under the 1940 Act, the SEC imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments currently used by funds to comply with Section 18 of the 1940 Act and treats derivatives as senior securities. Under Rule 18f-4, a fund’s derivatives exposure is limited through a value-at-risk test. Funds whose use of derivatives is more than a limited specified exposure amount are required to establish and maintain a comprehensive derivatives risk management program, subject to oversight by a fund’s board of trustees, and appoint a derivatives risk manager. The Funds have implemented a Rule 18f-4 Derivative Risk Management Program that complies with Rule 18f-4.

Short Sales - Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Funds may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Funds to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed security (also known as “covering” the short position) at a time when the security sold short has appreciated in value, thus resulting in a loss to the Funds. The Funds' investment performance may also suffer if the Funds are required to close out a short position earlier than it had intended. Each Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its positions in a permissible manner. The Funds will be required to pledge their liquid assets to the broker to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Funds' need for immediate cash or other liquidity. In addition, the Funds may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with each Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Funds to lose money on a short sale even in instances where the price of the security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short will be borne by the shareholders of each Fund.

Derivative Instruments - As the buyer of a call option, each Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options) . Each Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, a Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which case such Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

Notes to Financial Statements

February 28, 2026

As the buyer of a put option, each Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, each Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. A Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when a Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. Each Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. Put options may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Sub-Adviser deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If a Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of such Fund as segregated to satisfy its obligations under the option. A Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, a Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and such Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

Notes to Financial Statements

February 28, 2026

As the writer of a put option, each Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Funds, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. Each Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put option. If a put option written by the Funds expires unexercised, such Funds will realize a gain in the amount of the premium received.

By virtue of each Fund’s investments in option contracts, equity ETFs and equity indices, the Funds are exposed to common stocks indirectly which subjects the Funds to equity market risk. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from specific issuers. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Funds invest.

Each Fund has adopted financial reporting rules and derivatives and hedging activity intending to improve investors to understand how an entity uses derivative regulations that require enhanced disclosure regarding financial reporting of derivative instruments by enabling

For the period ended February 28, 2026, each Fund’s monthly average notional amount are described below:

		Average Notional Amount
OMAH ETF	Purchased Options	$311,428,194
	Written Options	$(454,292,772)

		Average Notional Amount
QUSA ETF	Purchased Options	$8,160,185
	Written Options	$(15,126,750)

Notes to Financial Statements

February 28, 2026

Statements of Assets and Liabilities

Fair value of derivative instruments as of February 28, 2026:

		Asset Derivatives as of		Asset Derivatives as of
		February 28, 2026		February 28, 2026
Fund	Instrument	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
OMAH ETF

	Equity Contracts:
		Investments, at
	Purchased Options	value	$5,146,884	None	$–
				Written option
	Written Options	None	$–	contracts, at value	$11,560,550
QUSA ETF

	Equity Contracts:
		Investments, at
	Purchased Options	value	$160,226	None	$–
				Written option
	Written Options	None	$–	contracts, at value	$321,566

Statements of Operations

The effect of derivative instruments on the Statements of Operations for the period ended February 28, 2026:

		Location of Gain (Loss) on		Change in Unrealized
		Derivatives Recognized in		Appreciation
Fund	Instrument	Income	Realized Gain (Loss)	(Depreciation)
OMAH ETF

	Equity Contracts:
		Net realized and change in
		unrealized gain (loss) from
	Purchased Options	Investments	$7,058,205	$580,376
		Net realized and change in
		unrealized gain (loss) from
	Written Options	Written option contracts	$(4,904,937)	$(1,361,501)
QUSA ETF

	Equity Contracts:
		Net realized and change in
		unrealized gain (loss) from
	Purchased Options	Investments	$64,855	$(5,629)
		Net realized and change in
		unrealized gain (loss) from
	Written Options	Written option contracts	$267,991	$(9,332)

Notes to Financial Statements

February 28, 2026

The Funds are not subject to master netting agreements; therefore, no additional disclosures regarding netting arrangements are required.

Federal Income Taxes - Each Fund has elected to be taxed as a regulated investment company (“RIC”) and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to RICs, the Funds intend to declare as dividends in each calendar year, at least 98% of their net investment income (earned during the calendar year) and at least 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years. As a RIC, each Fund is subject to a 4% excise tax that is imposed if a Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Funds' fiscal year). The Funds generally intend to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. The Funds may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Funds and are available to supplement future distributions. Tax expense is disclosed in the Statements of Operations, if applicable.

As of February 28, 2026, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.

Securities Transactions and Investment Income - Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country’s tax rules and rates.

Distributions to Shareholders - Distributions to shareholders from net investment income, if any, for the Funds are declared and paid monthly. Distributions to shareholders from net realized gains on securities, if any, for the Funds normally are declared and paid at least annually. Distributions are recorded on the ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements

February 28, 2026

Share Valuation - The NAV per Share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of Shares outstanding for each Fund, rounded to the nearest cent. Fund Shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

Guarantees and Indemnifications - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Illiquid Securities - Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board-approved Liquidity Risk Management Program (the “Program”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a Fund should be in a position where the value of illiquid investments held by a Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the Program.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per Share. These differences are primarily due to redemptions in kind. For the period ended February 28, 2026, the following adjustments were made:

		Total distributable
Fund	Paid-In Capital	earnings/(accumulated losses)
OMAH ETF	$4,059,884	$(4,059,884)
QUSA ETF	$78,219	$(78,219)

NOTE 3 - PRINCIPAL INVESTMENT RISKS

Counterparty Risk. The Funds are subject to counterparty risk by virtue of their investments in options contracts. Transactions in some types of derivatives, including options, are required to be centrally cleared (“cleared derivatives”). In a transaction involving cleared derivatives, the Funds’ counterparties are clearing houses rather than banks or brokers. Since the Funds are not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Customer funds held at a clearing organization in connection with any options contracts are held in a commingled omnibus account and are not identified to the names of the clearing members’ individual customers. As a result, assets deposited by the Funds with any clearing members as margin for options may, in certain circumstances, be used to satisfy losses of other clients of the Funds’ clearing members. In addition, although clearing members guarantee performance of their clients’ obligations to the clearing house, there is a risk that the assets of the Funds might not be fully protected in the event of the clearing member’s bankruptcy, as the Funds would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing members’ customers for the relevant account class. The Funds are also subject to the risk that a limited number of clearing members are willing to transact on the Funds’ behalf, which heightens the risks associated with a clearing member’s default. If a clearing member defaults, the Funds could lose some or all of the benefits of transactions entered into by the Funds with the clearing member. If the Funds cannot find a clearing member to transact with on their behalf, the Funds may be unable to effectively implement their investment strategies.

Notes to Financial Statements

February 28, 2026

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Funds’ investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other ordinary investments, including risk related to the market, imperfect correlation with underlying investments or the Funds’ other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in securities. When the Funds use derivatives, there may be an imperfect correlation between the value of the Underlying Security and the derivative, which may prevent the Funds from achieving their investment objectives. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Funds to losses in excess of those amounts initially invested. In addition, the Funds’ investments in derivatives are subject to the following risks:

●	Options Contracts. The use of options contracts involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. The prices of options are volatile and are influenced by, among other things, actual and anticipated changes in the value of the underlying instruments, including the anticipated volatility, which are affected by fiscal and monetary policies and by national and international political, changes in the actual or implied volatility of the reference assets, the time remaining until the expiration of the option contract and economic events. For the Funds in particular, the values of the options contracts in which they invest are substantially influenced by the values of the relevant Underlying Securities. The Funds may experience substantial downside from specific option positions and certain option positions held by the Funds may expire worthless. The options held by the Funds are exercisable at the strike price on their expiration dates. As an option approaches its expiration date, its value typically increasingly move with the value of the underlying instrument. However, prior to such date, the value of an option generally does not increase or decrease at the same rate at the underlying instrument. There may at times be an imperfect correlation between the movement in the values of options contracts and the underlying instruments, and there may at times not be a liquid secondary market for certain options contracts. The values of the options held by the Funds will be determined based on market quotations or other recognized pricing methods. Additionally, as the Funds intend to continuously maintain indirect exposure to one or more of the Underlying Securities through the use of options contracts, as the options contracts they holds are exercised or expire they will enter into new options contracts, a practice referred to as “rolling.” If the expiring options contracts do not generate proceeds enough to cover the cost of entering into new options contracts, the Funds may experience losses.

Index / Strategy Risks (OMAH ETF Only). The Index’s holdings are derived from publicly available data, which may be delayed relative to the then-current portfolio of Berkshire Hathaway. Consequently, the Fund’s holdings, which are based on the Index, may not accurately reflect Berkshire Hathaway’s most recent publicly-disclosed investment positions and may deviate substantially from its actual current portfolio. The equity securities represented in the Index are subject to a range of risks, including, but not limited to, fluctuations in market conditions, increased competition, and evolving regulatory environments, all of which could adversely affect their performance. Moreover, while the Fund seeks to incorporate aspects of Berkshire Hathaway’s investment philosophy, past performance of the companies included in the Index does not guarantee future results. There is no assurance that these companies will deliver positive performance or generate long-term capital appreciation.

Notes to Financial Statements

February 28, 2026

In addition, the Index includes an approximately 10% allocation to Berkshire Hathaway’s class B shares (BRK.B). Investing in BRK.B through the Fund presents several risks. Fund investors have no direct ownership in Berkshire Hathaway and lack voting rights or influence over corporate decisions, while remaining exposed to fluctuations in BRK.B’s stock price. Public perception and other factors outside of the control of Berkshire Hathaway may additionally impact BRK.B’s stock price due to Berkshire Hathaway garnering a disproportionate degree of public attention, regardless of actual operating performance. Additionally, Berkshire Hathaway’s performance may not meet expectations due to inaccurate projections or unforeseen challenges, and as part of the diversified financial services industry, BRK.B is exposed to broader economic risks, regulatory changes, and market competition.

Quality Style Investing Risks (QUSA ETF Only). Securities included in the Fund’s Equity Strategy are deemed by VistaShares to be quality stocks, but there is no guarantee that the past performance of these stocks will continue. Companies that issue these stocks may experience a decline in value, as well as increased leverage, resulting in lower than expected or negative returns to Fund shareholders. Many factors can affect a stock’s quality and performance, and the impact of these factors on a stock or its price can be difficult to predict.

As with any investment, there is a risk that you could lose all or a portion of your principal investment in the Funds. The Funds are subject to the above principal risks, as well as other principal risks which may adversely affect each Fund’s NAV, trading price, yield, total return and/or ability to meet their objectives. For more information about the risks of investing in the Funds, see the section in each Fund’s Prospectus titled “Additional Information About the Fund — Principal Investment Risks.”

NOTE 4 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, provides investment advice to the Funds and oversees the day-to -day operations of the Funds, subject to the direction and oversight of the Board. The Adviser is also responsible for trading portfolio securities for the Funds, including selecting broker -dealers to execute purchase and sale transactions. The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary management fee (the “Investment Advisory Fee”) based on the average daily net assets of each Fund as follows:

Fund	Investment Advisory Fee
OMAH ETF	0.95%
QUSA ETF	0.95%

Out of the Investment Advisory Fees, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay, or require the Sub-Adviser to pay, all expenses incurred by the Funds except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (collectively, “Excluded Expenses”) and the Investment Advisory Fees payable to the Adviser. The Investment Advisory Fees incurred are paid monthly to the Adviser. Investment Advisory Fees for the period ended February 28, 2026 are disclosed in the Statements of Operations.

Notes to Financial Statements

February 28, 2026

The Sub-Adviser serves as investment sub-adviser to the Funds, pursuant to a sub-advisory agreement between the Adviser and the Sub- Adviser with respect to the Funds (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day management of each Fund's portfolio, including determining the securities purchased and sold by the Funds, subject to the supervision of the Adviser and the Board. The Sub-Adviser is paid a fee by the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.04% of each Fund's average daily net assets (the “Sub-Advisory Fee”). The Sub-Adviser has agreed to assume all or a portion of the Adviser’s obligation to pay all expenses incurred by the Funds, except for the Sub-Advisory Fee payable to the Sub-Adviser and Excluded Expenses. For assuming the payment obligation for a portion of each Fund’s expenses, the Adviser has agreed to pay to the Sub -Adviser the profits, if any, generated by the Funds' Investment Advisory Fees, less a contractual fee retained by the Adviser. Expenses incurred by the Funds and paid by the Sub-Adviser include fees charged by Tidal (defined below), which is an affiliate of the Adviser.

Tidal ETF Services LLC (“Tidal”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Funds' administrator and, in that capacity, performs various administrative and management services for the Funds. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers. Tidal prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds' custodian.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds' fund accountant and transfer agent. In those capacities, Fund Services performs various accounting and transfer agency services for the Funds. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds' custodian.

Foreside Fund Services, LLC (the “Distributor”) acts as the Funds' principal underwriter in a continuous public offering of the Funds' Shares.

Certain officers and a trustee of the Trust are affiliated with the Adviser. Neither the affiliated trustee nor the Trust’s officers receive compensation from the Funds.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to pay distribution fees for the sale and distribution of its Shares. No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out each Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

NOTE 5 - SEGMENT REPORTING

In accordance with the FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), each Fund has evaluated their business activities and determined that they each operate as a single reportable segment.

Notes to Financial Statements

February 28, 2026

Each Fund's investment activities are managed by the Principal Financial Officer, which serves as the Chief Operating Decision Maker ("CODM"). The Principal Financial Officer is responsible for assessing each Fund’s financial performance and allocating resources. In making these assessments, the Principal Financial Officer evaluates each Fund’s financial results on an aggregated basis, rather than by separate segments. As such, the Funds do not allocate operating expenses or assets to multiple segments, and accordingly, no additional segment disclosures are required. There were no intra-entity sales or transfers during the reporting period.

The Funds primarily generate income through dividends, interest, and realized/unrealized gains on their investment portfolios. Expenses incurred, including management fees, Fund operating expenses, and transaction costs, are considered general Fund-level expenses and are not allocated to specific segments or business lines.

Management has determined that the Funds do not meet the criteria for disaggregated segment reporting under ASU 2023-07 and will continue to evaluate its reporting requirements in accordance with applicable accounting standards.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

For the period ended February 28, 2026, the cost of purchases and proceeds from the sales or maturities of securities, excluding short-term investments, U.S. government securities, and in-kind transactions were as follows:

Fund	Purchases	Sales
OMAH ETF	$153,604,616	$208,805,962
QUSA ETF	29,882,194	28,218,612

For the period ended, there were no purchases or sales of long-term U.S. government securities.

For the period ended, in-kind transactions associated with creations and redemptions for the Funds were as follows:

Fund	Purchases	Sales
OMAH ETF	$751,403,919	$36,249,935
QUSA ETF	19,755,247	3,173,946

NOTE 7 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the period ended February 28, 2026 were as follows:

Distributions paid from:	OMAH ETF	QUSA ETF
Ordinary Income	$34,989,236	$686,005
Return of Capital	31,565,538	1,283,222
Long Term Capital Gains	-	85

Notes to Financial Statements

February 28, 2026

As of the fiscal period ended February 28, 2026, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	OMAH ETF	QUSA ETF
Cost of investments(a)	$702,122,603	$18,295,636
Gross tax unrealized appreciation	21,558,741	16,614,152
Gross tax unrealized depreciation	(23,474,148)	(16,864,281)
Net tax unrealized appreciation (depreciation)	(1,915,407)	(250,129)
Undistributed ordinary income (loss)	–	–
Undistributed long-term capital gain (loss)	–	–
Total distributable earnings	–	–
Other accumulated gain (loss)	(1,566,173)	(541,134)
Total distributable earnings/(accumulated losses)	$(3,481,580)	$(791,263)

(a)	The difference between book and tax-basis unrealized appreciation is primarily due to wash sale adjustments.

Net capital losses incurred after October 31 (post-October losses) and net investment losses incurred after December 31 (late-year losses), and within the taxable year, may be elected to be deferred to the first business day of each Fund’s next taxable year. As of the fiscal period ended February 28, 2026, the Funds had elected to defer the following post-October or late-year losses:

	Post-October	Late-Year
Fund	Losses	Losses
VistaShares Target 15 Berkshire Select Income ETF	$–	$–
VistaShares Target 15 USA Quality Income ETF	522,473	7,154

As of February 28, 2026, the Funds had no long-term and short-term capital loss carryovers.

NOTE 8 - SHARES TRANSACTIONS

Shares of the Funds are listed and traded on the NYSE Arca, Inc. Market prices for the Shares may be different from their NAV. The Funds issue and redeem shares on a continuous basis at NAV, generally in large blocks of Shares, called Creation Units. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, Shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the Shares directly from the Funds. Rather, most retail investors may purchase Shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Notes to Financial Statements

February 28, 2026

Each Fund currently offer one class of Shares, which have no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for each Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units and Redemption Units of up to a maximum of 2% of the value of the Creation Units and Redemption Units subject to the transaction. Variable fees are imposed to compensate the Funds for transaction costs associated with the cash transactions. Variable fees received by the Funds, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of Shares of beneficial interest, with no par value. All Shares of the Funds have equal rights and privileges.

NOTE 9 - RECENT MARKET EVENTS

U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, political events, armed conflict, war, and geopolitical conflict. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser and Sub-Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund's investment objective, but there can be no assurance that they will be successful in doing so.

NOTE 10 - NEW ACCOUNTING PRONOUNCEMENTS

In December 2023, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”), which enhances the transparency and decision usefulness of income tax disclosures. The amendments are effective for annual periods beginning after December 15, 2024. The Funds have adopted ASU 2023-09, which did not have a material impact on the Funds' financial statements or disclosures.

NOTE 11 - SUBSEQUENT EVENTS

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that would need to be recognized or disclosed in the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of

VistaShares Target 15 Berkshire Select Income ETF and

VistaShares Target 15 USA Quality Income ETF

The Board of Trustees of

Tidal Trust III

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VistaShares Target 15 Berkshire Select Income ETF and VistaShares Target 15 USA Quality Income ETF (collectively the “Funds”), each a series of Tidal Trust III (the “Trust”), including the schedules of investments, as of February 28, 2026, and with respect to VistaShares Target 15 Berkshire Select Income ETF, the related statements of operations, the statements of changes in net assets and the financial highlights for the period March 4, 2025 (commencement of operations) through February 28, 2026, and with respect to VistaShares Target 15 USA Quality Income ETF, the related statements of operations, the statements of changes in net assets and the financial highlights for the period May 5, 2025 (commencement of operations) through February 28, 2026 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 28, 2026, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2025.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2026 by correspondence with the custodian and prime brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

April 28, 2026

Other Non-Audited Information

February 28, 2026

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the period ended February 28. 2026, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

VistaShares Target 15 Berkshire Select Income ETF	18.59%
VistaShares Target 15 USA Quality Income ETF	21.46%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended November 30, 2025, was as follows:

VistaShares Target 15 Berkshire Select Income ETF	18.05%
VistaShares Target 15 USA Quality Income ETF	18.98%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the period ended November 30, 2025, was as follows:

VistaShares Target 15 Berkshire Select Income ETF	0.00%
VistaShares Target 15 USA Quality Income ETF	0.00%

(b)	Financial Highlights are included within the financial statements filed under Item 7(a) of this Form.”

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There have been no changes in or disagreements with the Fund’s accountants.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by the report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a). Under the Investment Advisory Agreement, in exchange for a single unitary management fee from each Fund, the Adviser has agreed to pay all expenses incurred by the Fund, including Trustee compensation, except for certain excluded expenses.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable

(b) Not Applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(3) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(5) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal Trust III

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	May 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	May 4, 2026

By (Signature and Title)*	/s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date	May 6, 2026

* Print the name and title of each signing officer under his or her signature.